SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC 20549

                                  -------------------------
                                          FORM 8-K/A

                              AMENDMENT TO APPLICATION OR REPORT
                         FILED PURSUANT TO SECTION 12, 13 OR 15(d) OF
                             THE SECURITIES EXCHANGE ACT OF 1934


                                Spatialight, Inc.
- --------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                       AMENDMENT NO. 2

        The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated July 10, 1996 on Form 8-K as set forth in the pages attached hereto, as was subsequently amended by Form 8-K/A dated July 25, 1996:


               Item 5. Other Events.

               One of the investors in the private placement previously reported has declined to participate for unspecified reasons. As a result of that withdrawal, the Company has sold a total of 1,585,000 shares, and Warrants to purchase an additional 1,585,000 shares, for total gross consideration of $1,783,125. The revised pro forma balance sheet reflecting this change is attached hereto.

               Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

               (a)    Financial Statement of Business Acquired.  Not required.

               (b) The registrant provides herewith the revised pro forma condensed balance sheet of the Company as of June 30, 1996, to reflect the effect, pro forma, of the net investment in the Company and other changes as of June 30, 1996.

               (c)    Exhibits.

                      Exhibit 4.5   Warrants (two):
                                    (1)     Jalcanto, Ltd.
                                    (2)     Sabotini, Ltd.

                      Exhibit 10.32 Share Purchase Agreements (two):
                                    (1)     Jalcanto, Ltd.
                                    (2)     Sabotini, Ltd.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  September 17, 1996                      Spatialight, Inc.
                                ----------------------------------------------
                                                   (Registrant)

                                             /s/ ALAN S. LOCKWOOD
                                ----------------------------------------------
                                            Alan S. Lockwood, Secretary

                         SPATIALIGHT, INC. AND SUBSIDIARIES

               Pro Forma Condensed Consolidated Balance Sheet with
                     the Effects of the Equity Investment
                                 (Unaudited)

The pro forma condensed consolidated balance sheet was prepared giving effect to the equity investment, net of estimated costs, as if such transaction occurred as of June 30, 1996. The financial data does not purport to represent what the Company's financial position would have actually been if the transaction, in fact, had occurred on such date or to project the Company's financial position for any future date.

                                                                           Adjustment       Pro Forma At
                                                                             for the        June 30, 1996
                                                         At June 30,         Equity
                                                            1996           Investment
                                                                               (A)
ASSETS
Current assets:
   Cash and cash equivalents                            $     364,837       $ 1,528,125      $  1,892,962
    Accounts receivable                                        47,255                              47,255
   Note receivable - current                                   46,971                              46,971
   Inventory                                                   18,000                              18,000
   Prepaid expenses and other                                  35,072                              35,072
                                                        --------------    --------------    --------------

          Total current assets                                512,135         1,528,125         2,040,260
                                                        --------------    --------------    --------------

Property and equipment, net                                    48,094                              48,094
Note receivable - noncurrent                                  196,434                             196,434
Other assets                                                   11,888                              11,888
                                                        ==============    ==============    ==============

          Total assets                                  $     768,551       $ 1,528,125       $ 2,296,676
                                                        ==============    ==============    ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accrued expenses and other current liabilities       $     139,579                       $     139,579
   Deferred revenue                                            32,000                              32,000
                                                        --------------                      --------------

          Total current liabilities                           171,579                             171,579
                                                        --------------                      --------------

Stockholders' equity:
   Common stock, $.01 par value                                63,982     $      15,850            79,832
   Additional paid-in capital                               7,205,152         1,512,275         8,717,427
   Accumulated deficit                                    (6,672,162)                         (6,672,162)
                                                        --------------    --------------    --------------

          Total stockholders' equity                          596,972         1,528,125         2,125,097
                                                        ==============    ==============    ==============

          Total liabilities and stockholders' equity    $     768,551       $ 1,528,125      $  2,296,676
                                                        ==============    ==============    ==============

(A) Adjustment reflects the $1,783,125 proceeds from the sale of 1,585,000 shares of $.01 par value common stock for $1.125 per share less estimates for costs for consummation of the agreement and sale and registration of the shares.